UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant To Section 13 or 15(d) Of the Securities and Exchange Act Of 1934

May 3, 2006
Date of Report (Date of earliest event reported)

WATSON PHARMACEUTICALS, INC.

(Exact name of registrant as specified in its charter)

Nevada	0-20045	95-3872914
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

311 Bonnie Circle		92880
Corona, California		(Zip Code)
(Address of principal executive offices)

(951) 493-5300

(Registrant’s telephone number, including area code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01                           Other Events.

On May 3, 2006, Watson Pharmaceuticals, Inc. (“Watson”) and Andrx Corporation (“Andrx”) issued a joint press release announcing that they have each received from the Federal Trade Commission a request for additional information (commonly referred to as a “second request”) pursuant to the notification requirements of the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, in connection with Watson’s pending acquisition of Andrx.

For additional information concerning the foregoing, a copy of the joint press release dated May 3, 2006 is attached hereto as Exhibit 99.1.

Item 9.01   Financial Statements and Exhibits.

d.	Exhibit

	99.1	News Release titled “Watson Pharmaceuticals and Andrx Corporation Receive FTC Second Request” dated May 3, 2006.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 3, 2006.	WATSON PHARMACEUTICALS, INC.

	By:	/s/David A. Buchen
David A. Buchen
Senior Vice President, General Counsel
and Secretary